UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 21, 2022

CV SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54677	80-0944970
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9530 Padgett Street, Suite 107
San Diego, California 92126
(Address of principal executive offices)

(866) 290-2157
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On September 27, 2022, CV Sciences, Inc. (the “Company”) issued a press release announcing the proposed settlement of certain stockholder derivative actions previously filed against the Company and certain other named defendants, as discussed in additional detail in Item 8.01, below. The press release is furnished as Exhibit 99.4 to this Current Report on Form 8-K (this “Report”).

The information set forth under Item 7.01 of this Report, including Exhibit 99.4 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.4, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Report will not be deemed an admission as to the materiality of any information in this Report that is required to be disclosed solely by Regulation FD.

Item 8.01 Other Events

On September 21, 2022, the District Court of Clark Count, Nevada entered an order (the “Order”) granting preliminary approval of the proposed settlement of the following stockholder derivative actions, in accordance with a Stipulation of Settlement dated July 28, 2022 (the “Stipulation”): (i) Depoti v. Dowling, et al, Case No. A-18-782513-C; (ii) Radcliffe v. Dowling, et al., Case No. A-19-794377-B; (iii) Tarangelo v. Mona, Jr., et al., Case No. A-19-789153-B; (iv) Francis v. Mona, Jr., et al., Case No. 2:18-cv-02284-GMN-NJK; (v) Berry v. Dowling, et al., Case No. 3:20-CV-01072-AJB-DEB; and (vi) Menna v. Dowling, et al., Case No. 37-2021 -00019613-CU-SL-CTL. The terms of the proposed settlement are subject to final court approval, the hearing date for which is November 14, 2022 at 1:30 pm at the District Court of Clark County, Nevada Courtroom 16C, 200 Lewis Ave., Las Vegas, Nevada 89011.

The settlement, if approved by the court, will resolve all claims that were or could have been asserted in the foregoing litigation. The Company and other named defendants denied, and continue to deny, any liability or wrongdoing in connection with the allegations contained in the foregoing lawsuits. The proposed settlement agreement contemplates the implementation by the Company of certain corporate reforms and payment of $275,000 in attorneys’ fees to plaintiffs.

Pursuant to the Order granting preliminary approval, the Company is publishing the Notice of Settlement (the “Notice”) and the Stipulation to its website at https://ir.cvsciences.com/governance-docs for review by investors. The contents of the Company’s website shall not be deemed to be incorporated by reference into this Report.

The foregoing descriptions of the Stipulation, Order, and Notice do not purport to be complete and are qualified in their entirety by reference to the full text of the Stipulation, Order, and Notice, which are filed as Exhibits 99.1, 99.2 and 99.3, respectively, to this Report and incorporated herein by reference.

Forward-Looking Statements

This Report, including the exhibits attached hereto, contain forward-looking statements. Investors are cautioned that statements in this Report regarding: (i) the Stipulation, (ii) the settlement process, (iii) the impact of such settlement, including related activities, approvals and payments, and (iv) other statements that are not historical facts, constitute forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed in these forward-looking statements.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Stipulation and Agreement of Settlement, dated July 28, 2022
99.2	Order Preliminarily Approving Settlement and Providing for Notice, entered by the Court on September 21, 2022
99.3	Notice of Proposed Settlement, dated September 21, 2022
99.4	Press Release, dated September 27, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 27, 2022

CV SCIENCES, INC.

By: /s/ Joseph Dowling
Joseph Dowling
Chief Executive Officer

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